EX-32
SECTION 1350 CERTIFICATION OF PATRICK A. GALLIHER AND ARTHUR DE JOYA

                      SECTION 1350 CERTIFICATION

In connection with the annual report of RMD Technologies, Inc.
("Company") on Form 10-KSB/A for the year ended May 31, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 (18 U.S.C. Section 1350) that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2006               /s/  Patrick A. Galliher
                                       Patrick A. Galliher,
                                       President/Treasurer

Dated: February 28, 2006               /s/ Arthur De Joya
                                       Arthur De Joya,
                                       Chief Financial Officer